Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                            Due Period 5/31/2003
                                                    Determination Date 6/20/2003
                                                     Distribution Date 6/25/2003

I Available in Certificate Account

    Principal collected on Mortgage Loans                                                                             20,538,460.53
    All Liquidation Proceeds with respect to Principal                                                                   341,429.95
    Recoveries on previously Liquidated Mortgages with respect to Principal                                                  109.73
    Principal portion of Purchase Price on Repurchased Mortgage Loans                                                          0.00
    Substitution Adjustment with respect to Principal                                                                          0.00
                                                                                                                      -------------
       Principal Distribution Amount                                                                                  20,880,000.21

    Interest collected on Mortgage Loans                                                                               4,760,825.01
    Interest portion of Purchase Price on Repurchased Mortgage Loans                                                           0.00
    Recoveries on previously Liquidated Mortgages with respect to Interest                                                   415.89
    Substitution Adjustment with respect to Interest                                                                           0.00
    Master Servicer Monthly Advances (net of Compensating Interest)                                                      861,504.15
    Reimbursement of previous months Servicer Advances                                                                  (627,598.89)
    Compensating Interest                                                                                                  6,005.16
    Investment Earnings on Certificate Account                                                                                 0.00
                                                                                                                      -------------
       Interest Remittance Amount                                                                                      5,001,151.32

    Amount not Required to be deposited                                                                                        0.00

       Total available in the Certificate Account                                                                     25,881,151.53

II  Distributions                                                                            Per $ 1,000                  Amount
                                                                                           ---------------           ---------------
1.  Aggregate Class AF -1A Distribution                                                       0.00000000                        0.00

2.  Aggregate Class AF-1B Distribution                                                        0.00000000                        0.00

3.  Aggregate Class A-2 Distribution                                                        173.96972508               11,782,969.48

4.  Aggregate Class A-3 Distribution                                                          4.32500000                  296,651.75

5.  Aggregate Class A-4 Distribution                                                          4.97500000                  249,695.25

6.  Aggregate Class A-5 Distribution                                                          5.59166677                  174,515.92

7.  Aggregate Class A-6 Distribution                                                          5.16666674                  244,176.67

8.  Aggregate Class A-7 Distribution                                                         26.99604307                6,074,109.69

9.  Aggregate Class MF-1 Distribution                                                         5.47500000                  195,293.25

10. Aggregate Class MF-2 Distribution                                                         5.88333333                  198,209.50

11. Aggregate Class BF Distribution                                                           6.21666654                  160,141.33

12. Aggregate Class AV Distribution                                                          23.75146608                4,085,964.71

13. Aggregate Class MV-1 Distribution                                                         1.62722197                   21,918.68

14. Aggregate Class MV-2 Distribution                                                         2.07027757                   22,524.62

15. Aggregate Class BV Distribution                                                           2.59388889                   28,247.45

16. Aggregate Class X-IO Distribution                                                         0.00000000                1,883,191.33

17. Aggregate Class R Distribution                                                                                              0.00

18. Aggregate Master Servicer Distribution                                                                                463,541.90
                                                                                                                       -------------
                                        Total Distributions =                                                          25,881,151.53

III Certificate Class Balances                                                                 Factor %                   Amount
                                                                                            -------------             --------------
    Opening Senior Class A Certificate Balances as reported in prior
    Monthly Master Servicer Report for Group I Certificates:
       (a) Class AF-1A                                                                        0.00000000%                       0.00
       (b) Class AF-1B                                                                        0.00000000%                       0.00
       (c) Class A-2                                                                         93.56931112%              63,374,494.42
       (d) Class A-3                                                                        100.00000000%              68,590,000.00
       (e) Class A-4                                                                        100.00000000%              50,190,000.00
       (f) Class A-5                                                                        100.00000000%              31,210,000.00
       (g) Class A-6                                                                        100.00000000%              47,260,000.00
       (h) Class A-7                                                                         55.15189796%             124,091,770.42
                                                                                                                      --------------
                                                                                                                      384,716,264.84
    Opening Subordinated Class MF & BF Certificate Balances as
    reported in prior Monthly Master Servicer Report for
    Group I Certificates:
       (a) Class MF-1                                                                       100.00000000%              35,670,000.00
       (b) Class MF-2                                                                       100.00000000%              33,690,000.00
       (c) Class BF                                                                         100.00000000%              25,760,000.00
                                                                                                                      --------------
                                                                                                                       95,120,000.00
    Opening Senior Class AV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
       (a) Class AV                                                                          48.96653656%              84,237,132.84

    Opening Subordinated Class MV & BV Certificate Balances as
    reported in prior Monthly Master Servicer Report for
    Group II Certificates:
       (b) Class MV-1                                                                       100.00000000%              13,470,000.00
       (c) Class MV-2                                                                       100.00000000%              10,880,000.00
       (d) Class BV                                                                         100.00000000%              10,890,000.00
                                                                                                                      --------------
                                                                                                                      119,477,132.84

IV Principal Distribution Amount

1(a). Basic Principal Amount                                                                      No.                     Amount
                                                                                              ----------              --------------
       (a) Stated principal collected                                                                                     820,620.46
       (b) Principal Prepayments                                                                     225               19,717,840.08
       (c) Liquidation Proceeds                                                                                           341,539.68
       (d) Repurchased Mortgage Loans                                                                  0                        0.00
       (e) Substitution Adjustment related to Principal                                                                         0.00
       (f) Recoveries on previously Liquidated Mortgages
           with respect to Principal                                                                                            0.00
                                                                                                                      --------------
                                        Total Basic Principal                                                          20,880,000.22

1(b). Subordination Increase Amount                                                                                       132,312.55
                                                                                                                      --------------
                                        Total Principal Distribution                                                   21,012,312.77

2(a). Class AF Principal Distribution Amount for
      Group I Certificates:
                                                                                                   Per $1,000
                                                                                                 --------------
       1. Class AF-1A                                                                               0.00000000                  0.00
       2. Class AF-1B                                                                               0.00000000                  0.00
       3. Class A-2                                                                               170.40629381         11,541,618.28
       4. Class A-3                                                                                 0.00000000                  0.00
       5. Class A-4                                                                                 0.00000000                  0.00
       6. Class A-5                                                                                 0.00000000                  0.00
       7. Class A-6
          (a) Class A-6 Lockout Percentage                                                                         0.00%
          (b) Class A-6 Lockout Distribution Amount                                                 0.00000000                  0.00
       8. Class A-7                                                                                24.41769182          5,493,980.66

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:
       1. Class MF-1                                                                                0.00000000                  0.00
       2. Class MF-2                                                                                0.00000000                  0.00
       3. Class BF                                                                                  0.00000000                  0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:
       1. Class AV                                                                                 23.11639731          3,976,713.83

2(d). Class AV Principal Distribution Amount Group II Certificates:
       1. Class MV-1                                                                                0.00000000                  0.00
       2. Class MV-2                                                                                0.00000000                  0.00
       3. Class BV                                                                                  0.00000000                  0.00

2(e)  Class M Applied Realized Loss for Group I Certificates:
       1. Class MF-1                                                                                0.00000000                  0.00
       2. Class MF-2                                                                                0.00000000                  0.00
       3. Class BF                                                                                  0.00000000                  0.00

2(f)  Class B Applied Realized Loss for Group II Certificates:
       1. Class MV-1                                                                                0.00000000                  0.00
       2. Class MV-2                                                                                0.00000000                  0.00
       3. Class BV                                                                                  0.00000000                  0.00

                                                                                                       Factor %           Amount
                                                                                                    -------------     --------------
      Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I Certificates:
       (a) Class AF-1A                                                                                0.00000000%               0.00
       (b) Class AF-1B                                                                                0.00000000%               0.00
       (c) Class A-2                                                                                 76.52868174%      51,832,876.14
       (d) Class A-3                                                                                100.00000000%      68,590,000.00
       (e) Class A-4                                                                                100.00000000%      50,190,000.00
       (f) Class A-5                                                                                100.00000000%      31,210,000.00
       (g) Class A-6                                                                                100.00000000%      47,260,000.00
       (h) Class A-7                                                                                 52.71012878%     118,597,789.76
                                                                                                                      --------------
                                                                                                                      367,680,665.90

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer Report Group I Certificates:
       (a) Class MF-1                                                                               100.00000000%      35,670,000.00
       (b) Class MF-2                                                                               100.00000000%      33,690,000.00
       (c) Class BF                                                                                 100.00000000%      25,760,000.00
                                                                                                                      --------------
                                                                                                                       95,120,000.00

      Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:
       (a) Class AV                                                                                  46.65489683%      80,260,419.01

      Ending Subordinated Class MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group II
      Certificates:
       (b) Class MV-1                                                                               100.00000000%      13,470,000.00
       (c) Class MV-2                                                                               100.00000000%      10,880,000.00
       (d) Class BV                                                                                 100.00000000%      10,890,000.00
                                                                                                                      --------------
                                                                                                                      115,500,419.01

V  Interest Distribution Amount

   Fixed Rate Certificates

     (b) Fixed Rate Certificates applicable Pass-Through Rate
       1. Class AF-1A                                                                                1.46000%
       2. Class AF-1B                                                                                3.48300%
       3. Class A-2                                                                                  4.57000%
       4. Class A-3                                                                                  5.19000%
       5. Class A-4                                                                                  5.97000%
       6. Class A-5                                                                                  6.71000%
       7. Class A-6                                                                                  6.20000%
       8. Class A-7                                                                                  5.61000%
       9. Class MF-1                                                                                 6.57000%
       10. Class MF-2                                                                                7.06000%
       11. Class BF                                                                                  7.46000%

   Variable Rate Certificates

     (b) LIBOR Rate 1.32000%
       1. Class AV                                                                                   1.61000%
       2. Class MV-1                                                                                 2.02000%
       3. Class MV-2                                                                                 2.57000%
       4. Class BV                                                                                   3.22000%

   INTEREST REMITTANCE AMOUNT
     1. Interest collected on Mortgage Loans                                                    4,760,825.01
     2. Interest advanced on Mortgage Loans                                                       233,905.26
     3. Compensating Interest on Mortgage Loans                                                     6,005.16
     4. Substitution Adjustment interest                                                                0.00
     5. Purchase Price interest on repurchased accounts                                                 0.00
     6. Liquidation Proceeds interest portion                                                           0.00
     7. Recoveries on previously Liquidated Mortgages with respect to Interest                        415.89
       TOTAL INTEREST REMITTANCE AMOUNT                                                                                 5,001,151.32

Current Interest Requirement

     1. Class AF-1A @ applicable Pass-Through Rate                                                                              0.00
     2. Class AF-1B @ applicable Pass-Through Rate                                                                              0.00
     3. Class A-2 @ applicable Pass-Through Rate                                                                          241,351.20
     4. Class A-3 @ applicable Pass-Through Rate                                                                          296,651.75
     5. Class A-4 @ applicable Pass-Through Rate                                                                          249,695.25
     6. Class A-5 @ applicable Pass-Through Rate                                                                          174,515.92
     7. Class A-6 @ applicable Pass-Through Rate                                                                          244,176.67
     8. Class A-7 @ applicable Pass-Through Rate                                                                          580,129.03
     9. Class MF-1 @ applicable Pass-Through Rate                                                                         195,293.25
     10. Class MF-2 @ applicable Pass-Through Rate                                                                        198,209.50
     11. Class BF @ applicable Pass-Through Rate                                                                          160,141.33
     12. Class AV @ applicable Pass-Through Rate                                                                          109,250.88
     13. Class MV-1 @ applicable Pass-Through Rate                                                                         21,918.68
     14. Class MV-2 @ applicable Pass-Through Rate                                                                         22,524.62
     15. Class BV @ applicable Pass-Through Rate                                                                           28,247.45

Interest Carry Forward Amount

     1. Class AF-1A                                                                                     0.00
     2. Class AF-1B                                                                                     0.00
     3. Class A-2                                                                                       0.00
     4. Class A-3                                                                                       0.00
     5. Class A-4                                                                                       0.00
     6. Class A-5                                                                                       0.00
     7. Class A-6                                                                                       0.00
     8. Class A-7                                                                                       0.00
     9. Class MF-1                                                                                      0.00
     10. Class MF-2                                                                                     0.00
     11. Class BF                                                                                       0.00
     12. Class AV                                                                                       0.00
     13. Class MV-1                                                                                     0.00
     14. Class MV-2                                                                                     0.00
     15. Class BV                                                                                       0.00
     16. Class X-IO                                                                                     0.00

   Certificates Interest Distribution Amount
                                                                                                  Per $1,000
                                                                                                  ----------
     1. Class AF-1A                                                                               0.00000000                    0.00
     2. Class AF-1B                                                                               0.00000000                    0.00
     3. Class A-2                                                                                 3.56343127              241,351.20
     4. Class A-3                                                                                 4.32500000              296,651.75
     5. Class A-4                                                                                 4.97500000              249,695.25
     6. Class A-5                                                                                 5.59166677              174,515.92
     7. Class A-6                                                                                 5.16666674              244,176.67
     8. Class A-7                                                                                 2.57835124              580,129.03
     9. Class MF-1                                                                                5.47500000              195,293.25
     10. Class MF-2                                                                               5.88333333              198,209.50
     11. Class BF                                                                                 6.21666654              160,141.33
     12. Class AV                                                                                 0.63506877              109,250.88
     13. Class MV-1                                                                               1.62722197               21,918.68
     14. Class MV-2                                                                               2.07027757               22,524.62
     15. Class BV                                                                                 2.59388889               28,247.45
                                                                                                                        ------------
                                                                                                                        2,522,105.53

VI Credit Enhancement Information
                                                                                  Group I            Group II             Total
    (a) Senior Enhancement Percentage                                                  22.68%             34.80%              57.48%

    (b) Overcollateralization Amount:

       1. Opening Overcollateralization Amount                                 12,683,784.02       7,461,499.72       20,145,283.74
       2. Ending Overcollateralization Amount                                  12,683,784.02       7,461,499.72       20,145,283.74
       3. Targeted Overcollateralization Amount                                12,683,784.02       7,461,499.72       20,145,283.74
       4. Subordination Deficiency                                                      0.00               0.00                0.00
       5. Overcollateralization Release Amount                                          0.00               0.00                0.00

VII Trigger Information

    1. (a) 60+ Delinquency Percentage                                                   9.27%             14.00%
       (b) Delinquency Event in effect (Group I > 50%
           or Group II > 40% of Sr. Enhancement)?                                         NO                YES

    2. (a) Cumulative Loss Percentage                                                   0.31%              0.15%
       (b) Applicable Loss Percentage for current Distribution                          2.25%              3.25%
       (c) Cumulative Loss Trigger Event in effect                                        NO                 NO

VIII   Pool Information                                                                                 No.              Amount
                                                                                                     --------         --------------
       (a) Closing Mortgage Loan Principal Balance:
           1. Fixed Rate                                                                               6,844         475,484,449.92
           2. Adjustable Rate                                                                          1,356         122,961,918.73

              Total Closing Mortgage Loan Principal Balance:                                           8,200         598,446,368.65

       (b) Balloon Mortgage Loans
           1. Fixed Rate                                                                                 383          26,890,674.33
           2. Adjustable Rate                                                                              0                   0.00

              Total Balloon Mortgage Loans:                                                              383          26,890,674.33

       (c) Weighted Average Mortgage Rate:
           1. Fixed Rate                                                                                                      9.806%
           2. Adjustable Rate                                                                                                 9.043%

              Total Weighted Average Mortgage Rate                                                                            9.649%

       (d) Weighted Average Net Mortgage Rate:
           1. Fixed Rate                                                                                                      9.294%
           2. Adjustable Rate                                                                                                 8.644%

       (e) Weighted Average Remaining Maturity:
           1. Fixed Rate                                                                                                     271.65
           2. Adjustable Rate                                                                                                327.82

       (f) Weighted Average Original Maturity:
           1. Fixed Rate                                                                                                     313.00
           2. Adjustable Rate                                                                                                359.00

IX     Delinquency Information                                                       No.                 %               Amount
                                                                                   -------------------------------------------------
       A. Fixed Rate Mortgage Loans:
           (a) Delinquent Contracts:
              1. 31 - 59 Day Accounts                                                392                5.36%          25,470,083.61
              2. 60 - 89 Day Accounts                                                138                1.99%           9,465,440.08
              3. 90+ Day Accounts                                                    383                5.96%          28,321,317.10

           (b) Mortgage Loans - In Foreclosure                                       278                4.48%          21,293,644.54
           (c) REO Property Accounts                                                 112                1.74%           8,260,837.75

       B. Adjustable Rate Mortgage Loans:
           (a) Delinquent Contracts:
              1. 31 - 59 Day Accounts                                                 94                6.33%           7,787,758.09
              2. 60 - 89 Day Accounts                                                 47                3.56%           4,379,656.31
              3. 90+ Day Accounts                                                    118                9.04%          11,117,921.74

           (b) Mortgage Loans - In Foreclosure                                        87                6.82%           8,382,360.19
           (c) REO Property Accounts                                                  25                1.87%           2,294,770.41

       C. Total For All Mortgage Loans
           (a) Delinquent Contracts:
              1. 31 - 59 Day Accounts                                                486                5.56%          33,257,841.70
              2. 60 - 89 Day Accounts                                                185                2.31%          13,845,096.39
              3. 90+ Day Accounts                                                    501                6.59%          39,439,238.84

           (b) Mortgage Loans - In Foreclosure                                       365                4.96%          29,676,004.73
           (c) REO Property Accounts                                                 137                1.76%          10,555,608.16

X   Realized Losses                                                                                       No.             Amount
                                                                                                         ----         -------------
       1. (a) Gross Realized Losses during the period                                                      6             473,852.23

          (b) Realized Losses during the period
              1. Group I                                                                                                  45,027.85
              2. Group II                                                                                                 87,284.70
                                                                                                                      -------------

                       Total                                                                                             132,312.55

          (c) Cumulative Gross Realized Losses                                                            53           5,325,399.77

          (d) Cumulative Realized Losses
              1. Group I                                                                                               2,447,323.80
              2. Group II                                                                                                312,825.44

                       Total                                                                                           2,760,149.24

          (e) Cumulative Applied Realized Losses

                    i. Class B-4                                                                                               0.00
                   ii. Class B-3                                                                                               0.00
                  iii. Class B-2                                                                                               0.00
                   iv. Class B-1                                                                                               0.00
                    v. Class M-2                                                                                               0.00
                   vi. Class M-1                                                                                               0.00

XI  Miscellaneous Information

       1. (a) Monthly Master Servicer Fee

                    i. Monthly Servicing Fee                                                                             258,107.78
                   ii. Mortgage Fees                                                                                     193,869.29
                  iii. Mortgage Insurance Premium Reimbursement                                                           11,564.83
                   iv. Certificate Account Investment Earnings                                                                 0.00

          (b) Amount of prior unpaid Master Servicing Fees paid with this distribution                                         0.00

          (c) Total Master Servicing Fees paid with this distribution                                                    463,541.90

          (d) Amount of unpaid Master Servicing Fees as of this distribution                                                   0.00

       2. (a) Opening Master Servicer Advance Balance                                                                 11,669,796.47

          (b) Current Advance (exclusive of Compensating Interest)                                                       861,504.15

          (c) Reimbursement of prior Master Servicer Advances                                                           (627,598.89)
                                                                                                                      -------------
          (d) Ending Master Servicer Advance Balance                                                                  11,903,701.73

       3. Current period Compensating Interest                                                                             6,005.16

       4. (a) Stepdown Date in effect?                                                                    NO